STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Dec. 23, 2003*

AXP(R) Growth Series, Inc.
   AXP(R) Large Cap Value Fund (Sept. 29, 2003) S-6246-20 D


Effective Dec. 23, 2003, the subsection entitled "Class Y shares" on page 30 in the "Investing in the Fund - Sales Charge" section for the AXP Large Cap Value Fund is revised as follows:

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does  not use  daily  transfer  recordkeeping  and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

(Note: All other text in this section remains unchanged)


S-6246-21 A (12/03)

* Valid until next update
Destroy Sept. 29, 2004